UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Materials Pursuant to §240.14a-12

Universal Forest Products, Inc.

(Name of Registrant as Specified In Its Charter)

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 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. UNIVERSAL FOREST PRODUCTS, INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 20, 2016. UNIVERSAL FOREST PRODUCTS, INC. ATTN: DAVID A. TUTAS 2801 EAST BELTLINE AVE. NE GRAND RAPIDS, MI 49525 Meeting Information Meeting Type: Annual Meeting For holders as of: February 22, 2016 Date: April 20, 2016 Time: 8:30 AM, EDT Location: Universal Forest Products, Inc. Technology and Training Bldg. 2880 East Beltline Lane, NE Grand Rapids, MI 49525 See the reverse side of this notice to obtain proxy materials and voting instructions. E01980-P74934

 to VIEW or RECEIVE: Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 6, 2016 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT ANNUAL REPORT Proxy Materials Available to VIEW or RECEIVE: E01981-P74934 XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods

 Voting Items 2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2016. 3. To approve, on an advisory basis, the compensation paid to our Named Executives. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 01) William G. Currie 02) John M. Engler 03) Bruce A. Merino 04) Michael G. Wooldridge 1. Election of Directors To elect three directors to serve until 2019 To elect one director to serve until 2017 The Board of Directors recommends you vote FOR the following nominees: The Board of Directors recommends you vote FOR the following proposals: E01982-P74934

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